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                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                                FORM 8-K

                         Current Report Pursuant
                      to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


 Date of Report (Date of Earliest Event Reported) March 18, 1997
                                                  --------------

                        CASE RECEIVABLES II INC.
         (Exact Name of Registrant as Specified in its Charter)



                                Delaware
             (State or Other Jurisdiction of Incorporation)


       33-99298
 (Commission File Number)
                                                 76-0439709
                                              (I.R.S. Employer
                                             Identification No.)


   233 Lake Street, Racine, Wisconsin               53403
(Address of Principal Executive Offices)          (Zip Code)


                             (414) 636-6011
          (Registrant's Telephone Number, Including Area Code)


                            Not Applicable
  (Former Name or Former Address, if Changed Since Last Report)




Item 5.    Other Events.

      The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7.    Financial Statements and Exhibits.

      (c)  Exhibits.


Exhibit
  No.      Document Description
-------    --------------------

4.1   Indenture between Case Equipment Loan Trust 1997-A (the
      "Trust") and Harris Trust and Savings Bank (the "Indenture
      Trustee"), dated as of March 1, 1997.

4.2 Trust Agreement between Case Receivables II Inc. ("CRC") and Chase Manhattan Bank Delaware (the "Trustee"), dated as of March 1, 1997.

4.3   Sale and Servicing Agreement among CRC, Case Credit
      Corporation and the Trust, dated as of March 1, 1997.

4.4 Purchase Agreement between Case Credit Corporation and CRC, dated as of March 1, 1997.

4.5   Administration Agreement between the Trust and Case Credit
      Corporation, dated as of March 1, 1997.

4.6   Class A Note Underwriting Agreement among CRC, Case Credit
      Corporation and Salomon Brothers Inc, dated as of March 11,
      1997.

4.7   Class B Note Underwriting Agreement among CRC, Case Credit
      Corporation and Salomon Brothers Inc, dated as of March 11,
      1997.



                               SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CASE RECEIVABLES II INC.
                                       (Registrant)


Dated: March 18, 1997            By:   /s/ Peter Hong
                                            Peter Hong
                                            Treasurer





                            INDEX TO EXHIBITS



Exhibit    Sequential
  No.      Document Description
-------    --------------------

4.1 Indenture between Case Equipment Loan Trust 1997-A (the "Trust") and Harris Trust and Savings Bank (the "Indenture Trustee"), dated as of March 1, 1997.

4.2 Trust Agreement between Case Receivables II Inc. ("CRC") and Chase Manhattan Bank Delaware (the "Trustee"), dated as of March 1, 1997.

4.3 Sale and Servicing Agreement among CRC, Case Credit Corporation and the Trust, dated as of March 1, 1997.

4.4 Purchase Agreement between Case Credit Corporation and CRC, dated as of March 1, 1997.

4.5   Administration Agreement between the Trust and Case Credit
      Corporation, dated as of March 1, 1997.

4.6 Class A Note Underwriting Agreement among CRC, Case Credit Corporation and Salomon Brothers Inc, dated as of March 11, 1997.

4.7 Class B Note Underwriting Agreement among CRC, Case Credit Corporation and Salomon Brothers Inc, dated as of March 11, 1997.




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